Exhibit (a) (1) (ii)
FERRO CORPORATION
LETTER OF TRANSMITTAL
to Tender 6.50% Convertible Senior Notes due 2013
CUSIP No. 315405AL4
(the “Convertible Notes”)
Pursuant to the Offer to Purchase dated July 27, 2010
The Depositary for the Tender Offer is:
Global Bondholder Services Corporation

By Mail:	By Overnight Courier:	By Hand:
65 Broadway – Suite 404 New York, NY 10006	65 Broadway – Suite 404 New York, NY 10006	65 Broadway – Suite 404 New York, NY 10006

By Facsimile Transmission:	For Confirmation By Telephone:
(for eligible Institutions only) (212) 430-3775	(212) 430-3774

     The Tender Offer will expire at midnight, New York City time, on August 23, 2010, unless extended or earlier terminated by Ferro Corporation in its sole discretion (such time and date, as the same may be extended or earlier terminated, the “Expiration Date”). Tendered Convertible Notes may be withdrawn at any time prior to the Expiration Date, but not thereafter.
     Delivery of this Letter of Transmittal (this “Letter of Transmittal”) to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery.
     Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Offer to Purchase dated July 27, 2010 (as the same may be amended or supplemented from time to time, the “Offer to Purchase”) of Ferro Corporation, an Ohio corporation (“Ferro” or the “Company”).
     This Letter of Transmittal is to be completed by a Holder desiring to tender Convertible Notes unless such Holder is executing the tender through DTC’s Automated Tender Offer Program (“ATOP”). This Letter of Transmittal need not be completed by a Holder tendering Convertible Notes through ATOP.
     For a description of certain procedures to be followed in order to tender Convertible Notes (through ATOP or otherwise), see “Procedures for Tendering Convertible Notes” in the Offer to Purchase and the instructions to this Letter of Transmittal.

TENDER OF CONVERTIBLE NOTES

   ☐  CHECK HERE IF CERTIFICATES REPRESENTING TENDERED CONVERTIBLE NOTES ARE ENCLOSED HEREWITH.
   ☐  CHECK HERE IF TENDERED CONVERTIBLE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Account Number:

Transaction Code Number:

Date Tendered:

     List below the Convertible Notes to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Convertible Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. No alternative, conditional or contingent tenders will be accepted.
DESCRIPTION OF CONVERTIBLE NOTES
6.50% Convertible Senior Notes due 2013
CUSIP No. 315405AL4

Name(s) and Address(es) of Record Holder(s)
or Name of DTC Participant and Participant’s
DTC Account Number in which		Aggregate
Convertible Notes are Held		Principal Amount	Principal Amount
(Please fill in, if blank)	Certificate Number(s)*	Represented	Tendered**

Total Principal Amount:

* Need not be completed by Holders tendering by book-entry transfer or in accordance with DTC’s ATOP procedure for transfer (see below).

**     Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Convertible Notes described above is being tendered. Only Holders may validly tender their Convertible Notes pursuant to the Tender Offer.

     If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing Convertible Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of the Convertible Notes.
     The Tender Offer is not being made to, and tenders of Convertible Notes will not be accepted from or on behalf of, Holders in any jurisdiction in which the making or the acceptance of the Tender Offer would not be in compliance with the laws of such jurisdiction.
NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.
Ladies and Gentlemen:
     The undersigned hereby tenders to Ferro Corporation, an Ohio corporation (the “Company”), upon the terms and subject to the conditions set forth in this Letter of Transmittal and the Offer to Purchase (collectively, the “Offer Documents”), receipt of which is hereby acknowledged, the principal amount or amounts of Convertible Notes indicated in the table above under the caption heading “Description of Convertible Notes” under the column heading “Principal Amount Tendered” within such table (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Convertible Notes described in such table). The undersigned represents and warrants that the undersigned has read the Offer Documents and agrees to all of the terms and conditions herein and therein.
     The undersigned acknowledges and agrees that the tender of Convertible Notes made hereby may not be withdrawn, except in accordance with the procedures and conditions for withdrawal set forth in the Offer to Purchase.
     Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Convertible Notes tendered herewith in accordance with the terms and subject to the conditions of the Tender Offer, the undersigned hereby:
-	sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Convertible Notes tendered hereby;

-	waives any and all other rights with respect to such Convertible Notes; and

-	irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Convertible Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:
-	present such Convertible Notes and all evidences of transfer and authenticity to, or transfer ownership of such Convertible Notes on the account books maintained by DTC to, or upon the order of, the Company;

-	present such Convertible Notes for transfer of ownership on the books of the Company; and

-	receive all benefits and otherwise exercise all rights of beneficial ownership of such Convertible Notes;
all in accordance with the terms and conditions of the Tender Offer as described in the Offer to Purchase.
     Tenders of Convertible Notes may be withdrawn only by written notice of withdrawal received by the Depositary prior to the Expiration Date pursuant to the terms of the Offer to Purchase.
     The undersigned acknowledges and agrees that a tender of Convertible Notes pursuant to any of the procedures described in the Offer to Purchase and in the instructions hereto and an acceptance of such Convertible Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer to Purchase and this Letter of Transmittal.
     The undersigned understands that, under certain circumstances and subject to the certain conditions specified in the Offer Documents (each of which the Company may waive), the Company may not be required to accept for payment any of the Convertible Notes tendered. Any Convertible Notes not accepted for payment will be returned promptly to the undersigned at the address set forth above unless otherwise listed in the box below labeled “A. Special Issuance/Delivery Instructions.”
     The undersigned hereby represents and warrants and covenants that:
-	the undersigned has full power and authority to tender, sell, assign and transfer the Convertible Notes tendered hereby;

-	when such tendered Convertible Notes are accepted for payment and paid for by the Company pursuant to the Tender Offer, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right; and

-	the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Convertible Notes tendered hereby.
     No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned and any subsequent transferees of the Convertible Notes.
     In consideration for the purchase of the Convertible Notes pursuant to the Tender Offer, the undersigned hereby waives, releases, forever discharges and agrees not to sue the Company or their former, current or future directors, officers, employees, agents, subsidiaries, affiliates, stockholders, predecessors, successors, assigns or other representatives as to any and all claims, demands, causes of action and liabilities of any kind and under any theory whatsoever, whether known or unknown (excluding any liability arising under U.S. federal securities laws in connection with the Tender Offer), by reason of any act, omission, transaction or occurrence, that the undersigned ever had, now has or hereafter may have against the Company as a result of or in any manner related to:

-	the undersigned’s purchase, ownership or disposition of the Convertible Notes pursuant to the Tender Offer; or

-	any decline in the value thereof up to and including the Expiration Date.
Without limiting the generality or effect of the foregoing, upon the purchase of Convertible Notes pursuant to the Tender Offer, the Company shall obtain all rights relating to the undersigned’s ownership of Convertible Notes (including, without limitation, the right to all interest payable on the Convertible Notes) and any and all claims relating thereto.
     Unless otherwise indicated herein under “A. Special Issuance/Delivery Instructions,” the undersigned hereby requests that any Convertible Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the undersigned (and, in the case of Convertible Notes tendered by book-entry transfer, by credit to the account of DTC). Unless otherwise indicated herein under “B. Special Payment Instructions,” the undersigned hereby request(s) that any checks for payment to be made in respect of the Convertible Notes tendered hereby be issued to the order of, and delivered to, the undersigned.
     In the event that the “A. Special Issuance/Delivery Instructions” box is completed, the undersigned hereby request(s) that any Convertible Notes representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that the Company has no obligation pursuant to the “A. Special Issuance/Delivery Instructions” box to transfer any Convertible Notes from the names of the registered holder(s) thereof if the Company does not accept for purchase any of the principal amount of such Convertible Notes so tendered or if provision for payment of any applicable transfer taxes is not made. In the event that the “B. Special Payment Instructions” box is completed, the undersigned hereby request(s) that checks for payment to be made in respect of the Convertible Notes tendered hereby be issued to the order of, and be delivered to, the person(s) at the address(es) therein indicated, subject to provision for payment of any applicable taxes being made.

A. SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS (See Instructions 1 and 2)	B. SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 2 and 3)

To be completed ONLY if Convertible Notes in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear within this Letter of Transmittal or sent to an address different from that show in the box entitled “Description of Convertible Notes” within this Letter of Transmittal.	To be completed ONLY if checks are issued payable to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Convertible Notes” within this Letter of Transmittal.

Name:	Name:

(Please Print)		(Please Print)

Address:	Address:

(Zip Code)		(Zip Code)

(Tax Identification or Social Security Number)		(Tax Identification or Social Security Number) (See Form W-9 herein or IRS Form W-8, as applicable)

☐ Check here to direct a credit of Convertible Notes not tendered or not accepted for purchase delivered by book-entry transfer to an account at DTC. book-entry transfer to an account at DTC.

DTC Account No.

Number of Account Party:

PLEASE COMPLETE AND SIGN BELOW
(This page is to be completed and signed by all tendering Holders except Holders executing the tender through DTC’s ATOP system.)
     By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Convertible Notes of the series listed in the box above labeled “Description of Convertible Notes” under the column heading “Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Convertible Notes described in such box).

Signature(s):

     (Must be signed by the registered Holder(s) exactly as the name(s) appear(s) on certificate(s) representing the tendered Convertible Notes or, if the Convertible Notes are tendered by a participant in DTC, exactly as such participant’s name appears on a security position listing as the owner of such Convertible Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 1.)

Dated:

Name(s):

(Please Print)

Capacity (Full Title):

Address:

(Including Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

(REMEMBER TO COMPLETE ACCOMPANYING FORM W-9 OR IRS FORM W-8, AS APPLICABLE)

MEDALLION SIGNATURE GUARANTEE
(ONLY IF REQUIRED—SEE INSTRUCTIONS 1 AND 2)

Authorized Signature of Guarantor:

Name of Firm:

Address:

Area Code and Telephone Number:

[Place Seal Here]

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Tender Offer
     1. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered Holder(s) of the Convertible Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificates, without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Convertible Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Convertible Notes.
     If any of the Convertible Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Convertible Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.
     If this Letter of Transmittal or any Convertible Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person’s authority to so act must be submitted.
     When this Letter of Transmittal is signed by the registered Holders of the Convertible Notes tendered hereby, no endorsements of Convertible Notes or separate instruments of transfer are required unless payment is to be made, or Convertible Notes not tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such Convertible Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.
     Unless this Letter of Transmittal is signed by the Record Holder(s) of the Convertible Notes tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of such Convertible Notes), such Convertible Notes must be endorsed or accompanied by appropriate instruments of transfer, and each such endorsement or instrument of transfer must be signed exactly as the name or names of the Record Holder(s) appear on the Convertible Notes (or as the name of such participant appears on a security position listing as the owner of such Convertible Notes); signatures on each such endorsement or instrument of transfer must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.
     2. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the Convertible Notes tendered hereby are tendered by a Record Holder (or by a participant in DTC whose name appears on a security position listing as the owner of such Convertible Notes) that has not completed the box entitled “A. Special Issuance/Delivery Instructions” or the box entitled “B. Special Payment Instructions” on this Letter of Transmittal. See Instruction 1.
     3. Transfer Taxes. Except as set forth in this Instruction 3, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Convertible Notes to it, or to its order, pursuant to the Tender Offer. If payment is to be made to, or if Convertible Notes not tendered or purchased are to be registered in the name of, any persons other than the Record Holders, or if tendered Convertible Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the Record Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.
     4. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Information Agent at its telephone number set forth on the back cover of the Offer to Purchase. A Holder may also contact the Dealer Manager at telephone number set forth on the back cover of the Offer to Purchase or such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Tender Offer.
     5. Partial Tenders. Tenders of Convertible Notes will be accepted only in integral multiples of $1,000 principal amount. If less than the entire principal amount of any Note is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled “Description of Convertible Notes” above.

The entire principal amount of Convertible Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Convertible Notes is not tendered, then substitute Convertible Notes for the principal amount of Convertible Notes not tendered and purchased pursuant to the Tender Offer will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal promptly after the delivered Convertible Notes are accepted for partial tender.
     6. Special Payment and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Convertible Notes for principal amounts not tendered or not accepted for purchase or checks for payment of the Tender Offer Consideration and accrued interest are to be sent or issued, if different from the name and address of the Holder signing this Letter of Transmittal. In the case of payment to a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Convertible Notes not tendered or not accepted for purchase will be returned, and checks for payment of the Tender Offer Consideration and accrued interest will be sent, to the Holder of the Convertible Notes tendered.
     7. Waiver of Conditions. The Company reserves the right, in its sole discretion, to amend or waive any of the conditions to the Tender Offer.
     8. Form W-9; Form W-8. Each tendering U.S. Holder (as defined in the Offer to Purchase under the caption “Certain U.S. Federal Income Tax Considerations”) (or other payee) is required to provide the Depositary with a correct taxpayer identification number (“TIN”), generally the U.S. Holder’s Social Security or federal employer identification number, and with certain other information, on Form W-9, which is attached hereto, and to certify that the U.S. Holder (or other payee) is not subject to backup withholding. Failure to provide the correct information on the Form W-9 may subject the tendering U.S. Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on any payment. If a nonexempt U.S. Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such U.S. Holder should write “Applied For” in the space for the TIN provided on the attached Form W-9 and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” in order to prevent backup withholding. In the event that such U.S. Holder fails to provide a TIN to the Depositary by the time of payment, the Depositary must backup withhold 28% of the payments made to such Holder. Non-U.S. Holders (as defined in the Offer to Purchase under the caption “Certain U.S. Federal Income Tax Considerations”) should not complete the Form W-9 and instead should provide the appropriate type of IRS Form W-8. See “Important Tax Information” below.

IMPORTANT TAX INFORMATION
     TO ENSURE COMPLIANCE WITH U.S. TREASURY DEPARTMENT CIRCULAR 230, HOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN TO BE RELIED UPON, AND CANNOT BE RELIED UPON BY HOLDERS, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON HOLDERS UNDER THE U.S. INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS WRITTEN IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) HOLDERS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM THEIR OWN INDEPENDENT TAX ADVISORS.
     Under U.S. federal income tax laws, a Holder whose tendered Convertible Notes are accepted for payment is required to provide the Depositary (as payer) with such Holder’s correct Taxpayer Identification Number (“TIN”) on the attached Form W-9 or otherwise establish a basis for exemption from a 28% backup withholding tax. Certain Holders (including, among others, certain foreign persons) are exempt from these backup withholding requirements. Exempt Holders should furnish their TIN, check the “Exempt payee” box on the Form W-9, and sign, date and return the Form W-9 to the Depositary. A foreign person or entity may qualify as an exempt recipient by submitting to the Depositary a properly completed Internal Revenue Service Form W-8BEN (or other applicable form), signed under penalties of perjury, attesting to that Holder’s foreign status. The applicable Internal Revenue Service Form W-8 can be obtained from the Depositary. See the instructions in the attached Form W-9 for additional instructions. If such Holder is an individual, the TIN is generally his social security number. If the Depositary is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Convertible Notes purchased pursuant to the Tender Offer will be subject to a 28% backup withholding tax. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.
     If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided that the required information is timely furnished to the Internal Revenue Service.
Purpose of Form W-9
     To prevent backup withholding on payments made with respect to Convertible Notes purchased pursuant to the Tender Offer, a U.S. Holder is required to provide the Depositary with either: (i) the U.S. Holder’s correct TIN by completing the Form W-9, certifying that the TIN provided on Form W-9 is correct (or that such U.S. Holder is awaiting a TIN), that the U.S. Holder is a U.S. person and that (a) the U.S. Holder has not been notified by the Internal Revenue Service that it is subject to backup withholding as a result of failure to report all interest or dividends, (b) the Internal Revenue Service has notified the U.S. Holder that it is no longer subject to backup withholding or (c) the U.S. Holder is exempt from backup withholding, or (ii) an adequate basis for exemption.
     If a nonexempt U.S. Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, such U.S. Holder should write “Applied For” in the space for the TIN provided on the attached Form W-9 and must also complete the attached “Certificate of Awaiting Taxpayer Identification Number” in order to prevent backup withholding. In the event that such U.S. Holder fails to provide a TIN to the Depositary by the time of payment, the Depositary must backup withhold 28% of the payments made to such Holder.
What Number to Give the Depositary
     A U.S. Holder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the registered U.S. Holder of the Convertible Notes. If the Convertible Notes are held in more than one name or are not held in the name of the actual owner, consult the instructions in the attached Form W-9 for additional guidance on which number to report.
Withholding With Respect to Non-U.S. Persons
     Each payment in respect of accrued and unpaid interest made to a non-U.S. person generally will be subject to U.S. tax withholding at a 30% rate unless the non-U.S. person certifies its non-U.S. status on an Internal Revenue

Service Form W-8BEN and certain other conditions are met. For additional information, see “Certain U.S. Federal Income Tax Considerations — Consequences to Tendering Non-U.S. Holders” in the Offer to Purchase.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.
Signature                                                                                       Date                                                                , 2010

Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.
Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ▶
☐ Other ( see instruction)▶
☐	Exempt payee
Address (number, street, and apt. or suite no.)	Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.
Social security number

or

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.	Employer identification number

Part II	Certification

Under penalties of perjury, I certify that:
1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).
Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because yon have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign	Signature of U.S. person▶
Here		Date▶

General Instructions
Section references are to the Internal Revenue Code unless otherwise noted.
Purpose of Form
A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.
     Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and when applicable, to:
     1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
     2. Certify that you are not subject to backup withholding, or
     3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.
Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.
Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:
• An individual who is a U.S. citizen or U.S. resident alien,
• A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
• An estate (other than a foreign estate), or
• A domestic trust (as defined in Regulations section 301.7701-7).
Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.
     The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:
• The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X	Form W-9 (Rev. 10-2007)

Form W-9 (Rev. 10-2007)	Page 2
• The U.S. grantor or other owner of a grantor trust and not the trust, and
• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.
Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).
Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.
     If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:
     1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
     2. The treaty article addressing the income.
     3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
     4. The type and amount of income that qualifies for the exemption from tax.
     5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.
     Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.
     If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.
What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.
     You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.
Payments you receive will be subject to backup withholding if:
     1. You do not furnish your TIN to the requester,
     2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
     3. The IRS tells the requester that you furnished an incorrect TIN,
     4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
     5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).
     Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.
     Also see Special rules for partnerships on page 1.
Penalties
Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.
Specific Instructions
Name
If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
     If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.
Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.
Limited liability company (LLC). Check the “Limited liability company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided.
     For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line.
     For an LLC classified as a partnership or a corporation, enter the LLC’s name on the “Name” line and any business, trade, or DBA name on the “Business name” line.
Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.
Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).
Exempt Payee
If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the business name, sign and date the form.

Form W-9 (Rev. 10-2007)	Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.
     The following payees are exempt from backup withholding:
     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),
     2. The United States or any of its agencies or instrumentalities,
     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,
     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or
     5. An international organization or any of its agencies or instrumentalities.
     Other payees that may be exempt from backup withholding include:
     6. A corporation,

     7. A foreign central bank of issue,
     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,
     9. A futures commission merchant registered with the Commodity Futures Trading Commission,
     10. A real estate investment trust,
     11. An entity registered at all times during the tax year under the Investment Company Act of 1940,
     12. A common trust fund operated by a bank under
section 584(a),
     13. A financial institution,
     14. A middleman known in the investment community as a nominee or custodian, or
     15. A trust exempt from tax under section 664 or described in section 4947.
     The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for ...	THEN the payment is exempt for ....
Interest and dividend payments	All exempt payees except for 9

Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Barter exchange transactions and patronage dividends	Exempt payees 1 through 5

Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, and payments for services paid by a federal executive agency.
Part I. Taxpayer Identification Number (TIN)
Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.
     If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
     If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.
Note. See the chart on page 4 for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).
     If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.
Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.
Part II. Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.
     For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see Exempt Payee on page 2.
Signature requirements. Complete the certification as indicated in 1 through 5 below.
     1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
     2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 10-2007)	Page 4

     3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
     4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
     5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.
What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]

4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee [1] The actual owner [1]

5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]

For this type of account:	Give name and EIN of:

6. Disregarded entity not owned by an individual	The owner

7. A valid trust, estate, or pension trust	Legal entity [4]

8. Corporate or LLC electing corporate status on Form 8832	The corporation

9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10. Partnership or multi-member LLC	The partnership

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.
Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
Secure Your Tax Records from Identity Theft
Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.
     To reduce your risk:
•	Protect your SSN,

•	Ensure your employer is protecting your SSN, and

•	Be careful when choosing a tax preparer.
     Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.
     Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.
Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.
     The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.
     If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.consumer.gov/idtheft or 1-877-IDTHEFT(438-4338).
     Visit the IRS website at www.irs.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.
     You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

     In order to tender, a Holder should send or deliver a properly completed and signed Letter of Transmittal, certificates for Convertible Notes and any other required documents to the Depositary at the address set forth below or tender pursuant to DTC’s Automated Tender Offer Program.
The Information Agent for the Tender Offer is:
Global Bondholder Services Corporation
65 Broadway – Suite 404
New York, New York 10006
Attn: Corporate Actions
Banks and Brokers call: (212) 430-3774
Toll free (866) 873-7700
The Depositary for the Tender Offer is:
Global Bondholder Services Corporation
By facsimile:
(For Eligible Institutions only):
(212) 430-3775
Confirmation:
(212) 430-3774

By Mail:	By Overnight Courier:	By Hand:
65 Broadway – Suite 404	65 Broadway – Suite 404	65 Broadway – Suite 404
New York, NY 10006	New York, NY 10006	New York, NY 10006
Any questions or requests for assistance or for additional copies of this Offer to Purchase, the Letter of Transmittal or the other offer documents may be directed to the Information Agent at its telephone number above. A Holder may also contact the Dealer Manager at its telephone number set forth below or such Holder’s custodian for assistance concerning the Tender Offer.
The Dealer Manager for the Tender Offer is:
Credit Suisse
Credit Suisse Securities (USA) LLC
Attn: Liability Management Group
Eleven Madison Avenue
New York, New York 10010
Collect: (212) 538-2147
U.S. Toll free: (800) 820-1653